                                                                  [PIONEER LOGO]





PIONEER
GROWTH SHARES

SEMIANNUAL REPORT 6/30/01

 TABLE OF CONTENTS

 Letter from the President                                             1

 Portfolio Summary                                                     2

 Performance Update                                                    3

 Portfolio Management Discussion                                       7

 Schedule of Investments                                              10

 Financial Statements                                                 14

 Notes to Financial Statements                                        21

 Trustees, Officers and Service Providers                             26

 The Pioneer Family of Mutual Funds                                   27

 Programs and Services for Pioneer Shareowners                        28

PIONEER GROWTH SHARES

LETTER FROM THE PRESIDENT 6/30/01

DEAR SHAREOWNER,

The major market averages declined over the first half of 2001, but not without recovering noticeably from the low points that they reached during the spring. It's too soon to say that this period of turbulence is behind us. However, we believe the Federal Reserve Board's aggressive monetary and interest rate policies will eventually be reflected in improving business conditions and a better outlook for corporate profits. Growth in corporate profits, often anticipated by the market, historically has been the precursor for higher stock prices.

Slumping stock markets and a tighter market for lending have brought some attractive values to light, for both stock and bond investors. At Pioneer we have always viewed interim price declines as chances to uncover good investments. When prices are low the best values often emerge and the seeds of future performance are sown. A related point is that patience is a valuable asset for investors; in addition to our focus on value, a long-term view is at the core of our investment philosophy.

Staying committed to an investment program can be difficult when good economic news is hard to find. But I'd like to remind you that solid investment opportunities aren't usually found in the headlines. They're more likely to turn up in the pages of corporate reports, in the course of a management interview and as a result of old-fashioned digging - in other words, the kind of intensive research we have been doing on behalf of investors since Pioneer's founding in 1928.

Sooner or later, the economy may regain momentum. In the meantime, your best move may be to contact your financial representative. Use the opportunity to discuss whether your portfolio is positioned appropriately for your current needs and for the changing economic scene.

QUARTERLY UPDATES NOW ON THE WORLDWIDE WEB

As you probably know, you have been receiving quarterly, semiannual and annual reports for your fund. You may not be aware that the information in the quarterly reports is largely duplicated on our website. In addition, the cost to the fund's shareowners of putting up-to-date data on the worldwide web is much lower than the expense of printing and mailing reports. For those reasons, we have decided to discontinue your fund's quarterly reports; instead, we will post performance, largest holdings and other relevant facts and figures for the fund at www.pioneerfunds.com. The savings realized are substantial and will help keep fund expenses low. Of course, you will continue to receive semiannual and annual reports as before.

Respectfully,

/s/ David Tripple
-----------------
David Tripple
Pioneer Investment Management, Inc.

PORTFOLIO DIVERSIFICATION
(As a percentage of total investment portfolio)

[CHART]

U.S. Common Stocks                                       92%
Short-Term Cash Equivalents                               7%
Depositary Receipts for International Stocks              1%

SECTOR DISTRIBUTION
(As a percentage of equity)

[CHART]

Technology                           28%
Health Care                          27%
Consumer Staples                     16%
Financials                           11%
Capital Goods                         6%
Communication Services                6%
Utilities                             2%
Energy                                2%
Consumer Cyclicals                    2%

10 LARGEST HOLDINGS
(As a percentage of equity holdings)

 1. Pfizer, Inc.                             6.09%
 2. AOL Time-Warner, Inc.                    6.08%
 3. Microsoft Corp.                          5.52%
 4. Oracle Corp.                             4.27%
 5. American Home Products Corp.             4.03%
 6. General Electric Co.                     3.79%
 7. Adobe Systems, Inc.                      3.69%
 8. Hewlett-Packard Co.                      3.20%
 9. Pharmacia Corp.                          3.06%
10. The Gillette Co.                         3.01%

Fund holdings will vary for other periods.

PERFORMANCE UPDATE 6/30/01                                      CLASS A SHARES

SHARE PRICES AND DISTRIBUTIONS

 NET ASSET VALUE
 PER SHARE                    6/30/01         12/31/00
                              $15.64          $17.21


 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (12/31/00-6/30/01)           DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS

                                  -                -               -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2001)

             NET ASSET   PUBLIC OFFERING
PERIOD         VALUE         PRICE*
10 Years       14.80         14.13
5 Years        15.01         13.65
1 Year        -16.74        -21.51

[CHART]

GROWTH OF $10,000

                           PIONEER GROWTH SHARES*   S&P 500 Index    Russell 1000 Index
              6/30/1991            $9,425              $10,000             $10,000
                                  $10,304              $11,337             $11,475
              6/30/1993           $12,859              $12,875             $13,230
                                  $11,243              $13,060             $13,322
              6/30/1995           $15,481              $16,458             $16,715
                                  $18,632              $20,723             $21,101
              6/30/1997           $27,952              $27,900             $27,902
                                  $39,385              $36,300             $36,312
              6/30/1999           $46,935              $44,538             $44,275
                                  $45,021              $47,754             $48,370
              6/30/2001           $37,484              $40,688             $41,141

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

The Fund adopted its current name and investment adviser (Pioneer Investment Management, Inc.) on December 1, 1993. Prior to that date, the Fund's name was Mutual of Omaha Growth Fund, Inc., and its investment adviser was Mutual of Omaha Fund Management Company.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 6/30/01                                     CLASS B SHARES

SHARE PRICES AND DISTRIBUTIONS

 NET ASSET VALUE
 PER SHARE                    6/30/01         12/31/00
                              $14.76          $16.31

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (12/31/00-6/30/01)           DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS

                                  -                -               -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2001)

                  IF         IF
PERIOD           HELD     REDEEMED*
Life-of-Class    15.51%     15.51%
(4/28/95)
5 Years          14.10      13.99
1 Year          -17.41     -20.52

[CHART]

GROWTH OF $10,000

                         PIONEER GROWTH SHARES*   S&P 500 Index   Russell 1000 Index
              4/30/1995          $10,000             $10,000           $10,000
              6/30/1995          $10,537             $10,653           $10,659
                                 $11,825             $12,186           $12,254
                                 $12,604             $13,414           $13,456
                                 $14,897             $14,977           $15,002
              6/30/1997          $18,766             $18,060           $17,793
                                 $21,265             $19,968           $19,927
                                 $26,222             $23,497           $23,156
                                 $28,168             $25,663           $25,311
              6/30/1999          $30,999             $28,830           $28,234
                                 $30,017             $31,050           $30,606
                                 $29,520             $30,911           $30,845
                                 $26,941             $28,222           $28,226
              6/30/2001          $24,380             $26,337           $26,235

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 6/30/01                                       CLASS C SHARES

 SHARE PRICES AND DISTRIBUTIONS

 NET ASSET VALUE
 PER SHARE                    6/30/01         12/31/00
                              $14.87          $16.42

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (12/31/00-6/30/01)           DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                  -                -               -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Index.

AVERAGE ANNUAL TOTAL RETURNS
(As of June 30, 2001)

                   IF         IF
PERIOD            HELD     REDEEMED*
Life-of-Class     14.34%     14.34%
(1/31/96)
5 Years           14.24      14.24
1 Year           -17.39     -17.39

[CHART]

GROWTH OF $10,000

                           PIONEER GROWTH SHARES*    S&P 500 Index    Russell 1000 Index
             1/31/1996             $10,000              $10,000             $10,000
                                   $10,627              $10,660             $10,637
            12/31/1996             $12,561              $11,902             $11,859
                                   $15,889              $14,352             $14,066
            12/31/1997             $18,017              $15,868             $15,753
                                   $22,219              $18,673             $18,305
            12/31/1998             $23,881              $20,393             $20,008
                                   $26,303              $22,910             $22,319
            12/31/1999             $25,464              $24,675             $24,194
                                   $25,032              $24,565             $24,384
            12/31/2000             $22,834              $22,427             $22,313
             6/30/2001             $20,678              $20,930             $20,739

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PERFORMANCE UPDATE 6/30/01                                       CLASS Y SHARES

SHARE PRICES AND DISTRIBUTIONS

 NET ASSET VALUE
 PER SHARE                    6/30/01         12/31/00
                              $16.09          $17.65

 DISTRIBUTIONS PER SHARE      INCOME          SHORT-TERM      LONG-TERM
 (12/31/00-6/30/01)           DIVIDENDS       CAPITAL GAINS   CAPITAL GAINS
                                  -                -               -

INVESTMENT RETURNS

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index and the Russell 1000 Index.

AVERAGE ANNUAL TOTAL RETURNS*
As of June 30, 2001)

                    IF         IF
 PERIOD            HELD     REDEEMED
Life-of-Class      0.09%      0.09%
(4/30/98)
1 Year           -16.23     -16.23

[CHART]

GROWTH OF $10,000

                          PIONEER GROWTH SHARES*    S&P 500 Index    Russell 1000 Index
            4/30/1998            $10,000               $10,000             $10,000
            6/30/1998            $10,269               $10,237             $10,146
                                  $9,052                $9,220              $9,099
                                 $11,102               $11,180             $11,090
                                 $12,092               $11,736             $11,548
            6/30/1999            $12,288               $12,560             $12,371
                                 $10,934               $11,777             $11,554
                                 $12,000               $13,527             $13,410
                                 $12,295               $13,835             $13,996
            6/30/2000            $11,970               $13,467             $13,515
                                 $12,212               $13,338             $13,612
                                 $11,000               $12,295             $12,367
                                  $9,442               $10,840             $10,813
            6/30/2001            $10,027               $11,474             $11,495

*    Assumes reinvestment of distributions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Russell 1000 Index is an unmanaged measure of the 1,000 largest stocks, based on market capitalization, in the Russell 3000 Index. Stocks in the Index trade on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in either Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

The first six months of 2001 constituted an extremely challenging period, especially for strategies that emphasized investments in growing companies, rather than more value-oriented strategies. In the following interview, Eric J. Weigel discusses the factors that influenced the performance of Pioneer Growth Shares during the six months that ended June 30, 2001. Mr. Weigel, Senior Vice President of Pioneer, is responsible for monitoring the portfolio and implementing the decisions of the Fund's management team.

Q:   HOW DID THE FUND PERFORM DURING THE SIX-MONTH PERIOD?

A:   Pioneer Growth Shares had a negative return, despite substantially outperforming its peer group of mutual funds. For the six months ended June 30, 2001, the Fund's Class A shares returned -9.12% at net asset value, while Class B shares returned -9.50% and Class C shares had a total return of -9.44%. During the same period, the average return of funds in the large-cap growth category of Lipper Inc. was -16.22%. (Lipper is an independent firm that tracks mutual fund performance.) The Standard & Poor's 500 Index and the Russell 1000 Index, two benchmarks for large company investing, returned -6.68% and -7.05%, respectively. The indexes include both growth stocks, which the Fund emphasizes, and value stocks, which tended to outperform growth stocks during the period.

Q:   WHAT WERE THE PRINCIPAL FACTORS THAT AFFECTED PERFORMANCE?

A:   During the six-month period we continued to focus on large-company growth stocks. Given the weaker pace of economic activity, we favored established growth companies selling at attractive prices. This decision helped the Fund perform better then its Lipper peer group. However, larger-growth company stocks as a group tended to underperform other types of equity investments during the period, namely value stocks and small- and mid-cap stocks. Our steps to institute risk control measures also helped to enhance performance in a difficult market environment.

Q:   WHAT TYPES OF INVESTMENTS DID YOU EMPHASIZE, AND WHAT TYPES OF INVESTMENTS
DID YOU DEEMPHASIZE?

A:   The Fund targeted companies with solid growth characteristics but in relatively defensive sectors. Technology stocks were slightly underweighted because we thought the worst of their slump was not over. When we did invest in growing tech companies, they were corporations such as HEWLETT-PACKARD, a well diversified company with established earnings and a stock price that was not excessive. New investments included companies such as KIMBERLY-CLARK, the paper products company, and SAFEWAY, both of which had attractive growth rates for 2001, although their long-term growth prospects did not match those of many in the technology sector. Our focus was on firms with visible earnings and reasonable stock valuations. Despite maintaining this moderate growth strategy, we did invest selectively in several biotechnology companies because of their strong underlying fundamental qualities and their compelling long-term growth potential. These investments included HUMAN GENOME SCIENCES, BIOVAIL and GENZYME.

Also during the six months, we completed the Fund's transition to a less concentrated growth strategy. As a result, the number of holdings, which had been as low as 30 a year earlier, increased to 48, as of June 30, 2001.

Q:   WHAT WERE SOME OF THE INVESTMENTS THAT HELPED PERFORMANCE, AND WHICH
INVESTMENTS MOST DETRACTED FROM THE FUND'S RETURNS?

A:   MICROSOFT and AOL TIME-WARNER, two stocks added to the portfolio late in
2000, were excellent performers. Scientific Atlanta, an industry leader in developing and manufacturing control boxes for television sets connected to cable systems, was another positive contributor to the Fund's return. The Fund's performance also was helped by our health care industry stock selections.

The three companies that proved to be the largest detractors from performance were EMC, AMERICAN TOWER and I2 Technologies. Our analysts still believe EMC, the leader in storage technology for computer networks, and American Tower, which owns and operates towers for wireless telecommunications systems, have strong fundamentals and excellent growth prospects, despite their poor performance during the period. However, we have sold the Fund's position in I2 Technologies, which produces software for business-to-business applications, after our analysis concluded its growth prospects had deteriorated. Our underweighting in consumer cyclical stocks also worked against the Fund's performance. The Federal Reserve Board's cuts in short-term interest rates had a more positive impact on these companies than we had anticipated.

Q:   WHAT IS YOUR OUTLOOK?

A:   We are cautiously optimistic. We think the market environment should improve, perhaps starting in the fourth quarter of 2001 as investors start anticipating an economic recovery in 2002. While the bottom of the slump in the technology industry could occur in the third or fourth quarter of this year, most of the worst news probably already is reflected in the current stock prices of technology companies. As this year progresses, the equity market's focus may shift from worries about past earnings problems toward an expectation that earnings could increase as economic growth accelerates.

It's almost impossible to guess when a market downturn has hit bottom and stocks are ready to recover, but we are working to position the Fund to take advantage of fast-growing companies in an improving environment. During the next few months, we will watch market trends carefully and may begin moving into a more aggressive growth style. While we do not intend to act hastily, we also do not intend to wait too long. Growth stocks lost value faster than other sectors of the market as the economy slowed. These stocks could well be among the fastest-rising areas of the market as economic activity picks up, and we want the Fund to benefit from their potential.

SCHEDULE OF INVESTMENTS 6/30/01 (UNAUDITED)

SHARES                                                                          VALUE
                    COMMON STOCKS - 90.8%

                    CAPITAL GOODS - 6.0%
                    ELECTRICAL EQUIPMENT - 3.5%
    1,206,100       General Electric Co.                               $   58,797,375
                                                                       --------------

                    MANUFACTURING (DIVERSIFIED) - 2.5%
      755,000       Tyco International Ltd.                            $   41,147,500
                                                                       --------------
                    TOTAL CAPITAL GOODS                                $   99,944,875
                                                                       --------------

                    COMMUNICATION SERVICES - 5.3%
                    CELLULAR/WIRELESS TELECOMMUNICATIONS - 1.7%
    1,692,400       Crown Castle International Corp.*                  $   27,755,360
                                                                       --------------

                    TELEPHONE - 3.6%
      761,200       BellSouth Corp.                                    $   30,653,524
      726,600       SBC Communications, Inc.                               29,107,596
                                                                       --------------
                                                                       $   59,761,120
                                                                       --------------
                    TOTAL COMMUNICATION SERVICES                       $   87,516,480
                                                                       --------------

                    CONSUMER CYCLICALS - 2.2%
                    RETAIL (GENERAL MERCHANDISE) - 1.3%
      459,800       Wal-Mart Stores, Inc.                              $   22,438,240
                                                                       --------------

                    SERVICES (ADVERTISING/MARKETING) - 0.9%
      175,000       Omnicom Group                                      $   15,050,000
                                                                       --------------
                    TOTAL CONSUMER CYCLICALS                           $   37,488,240
                                                                       --------------

                    CONSUMER STAPLES - 14.6%
                    BEVERAGES (NON-ALCOHOLIC) - 0.7%
      265,000       Coca-Cola Co.                                      $   11,925,000
                                                                       --------------
                    BROADCASTING (CABLE/TELEVISION/RADIO) - 1.0%
      277,400       Clear Channel Communications, Inc.*                $   17,392,980
                                                                       --------------

                    ENTERTAINMENT - 5.7%
    1,783,000       AOL Time-Warner, Inc.*++                           $   94,499,000
                                                                       --------------

                    FOODS - 0.7%
      262,000       Wrigley Wm. Jr. Co.                                $   12,274,700
                                                                       --------------

                    PERSONAL CARE - 5.5%
    1,615,000       The Gillette Co.                                   $   46,818,850
      791,200       Kimberly Clark Corp.                                   44,228,080
                                                                       --------------
                                                                       $   91,046,930
                                                                       --------------

The accompanying notes are an integral part of these financial statements.

SHARES                                                                          VALUE
                    RETAIL STORES (FOOD CHAINS) - 1.0%
      332,500       Safeway Inc.*                                      $   15,960,000
                                                                       --------------
                    TOTAL CONSUMER STAPLES                             $  243,098,610
                                                                       --------------

                    ENERGY - 1.6%
                    OIL (INTERNATIONAL INTEGRATED) - 1.6%
      300,000       Chevron Corp.                                      $   27,150,000
                                                                       --------------
                    TOTAL ENERGY                                       $   27,150,000
                                                                       --------------
                    FINANCIALS - 7.9%
                    BANKS (MAJOR REGIONAL) - 2.8%
      240,000       PNC Bank Corp.                                     $   15,789,600
      620,000       State Street Corp.                                     30,683,800
                                                                       --------------
                                                                       $   46,473,400
                                                                       --------------

                    INSURANCE (MULTI-LINE) - 5.1%
      538,687       American International Group, Inc.                 $   46,327,082
          570       Berkshire Hathaway, Inc.*                              39,558,000
                                                                       --------------
                                                                       $   85,885,082
                                                                       --------------
                    TOTAL FINANCIALS                                   $  132,358,482
                                                                       --------------
                    HEALTH CARE - 25.2%
                    BIOTECHNOLOGY - 6.4%
      314,300       Amgen, Inc.*                                       $   19,071,724
      269,700       Biogen, Inc.*                                          14,660,892
      417,800       Human Genome Sciences, Inc.*                           25,172,450
    1,035,900       Pharmacia Corp.                                        47,599,605
                                                                       --------------
                                                                       $  106,504,671
                                                                       --------------
                    HEALTH CARE (DIVERSIFIED) - 5.3%
    1,071,500       American Home Products Corp.                       $   62,618,460
      583,400       Biovail Corp Intl.*                                    25,377,900
                                                                       --------------
                                                                       $   87,996,360
                                                                       --------------
                    HEALTH CARE (DRUGS/MAJOR PHARMACEUTICALS) - 9.9%
      274,300       Elan Corp. Plc (A.D.R.)*                           $   16,732,300
      645,125       IVAX Corp.*                                            25,159,875
      452,600       Merck & Co., Inc.                                      28,925,666
    2,363,300       Pfizer, Inc.                                           94,650,165
                                                                       --------------
                                                                       $  165,468,006
                                                                       --------------

The accompanying notes are an integral part of these financial statements.

SHARES                                                                          VALUE

                    HEALTH CARE (HOSPITAL MANAGEMENT) - 2.8%
    1,020,800       HCA Inc.                                           $   46,129,952
                                                                       --------------
                    HEALTH CARE (MEDICAL PRODUCTS/SUPPLIES) - 0.8%
      234,000       Genzyme Corp.*                                     $   14,274,000
                                                                       --------------
                    TOTAL HEALTH CARE                                  $  420,372,989
                                                                       --------------

                    TECHNOLOGY - 26.1%
                    COMMUNICATIONS EQUIPMENT - 1.7%
    1,040,600       American Tower Corp.*                              $   21,509,202
      330,000       Tellabs, Inc.*                                          6,362,400
                                                                       --------------
                                                                       $   27,871,602
                                                                       --------------
                    COMPUTER (HARDWARE) - 5.3%
      250,000       Compaq Computer Corp.                              $    3,872,500
    1,736,100       Hewlett-Packard Co.                                    49,652,460
      159,600       International Business Machines Corp.*                 18,034,800
    1,071,400       Sun Microsystems, Inc.*                                16,842,408
                                                                       --------------
                                                                       $   88,402,168
                                                                       --------------
                    COMPUTERS (PERIPHERALS) - 2.1%
    1,224,000       EMC Corp.*                                         $   35,557,200
                                                                       --------------
                    COMPUTERS (SOFTWARE & SERVICES) - 12.6%
    1,220,900       Adobe Systems, Inc.                                $   57,382,300
    1,174,100       Microsoft Corp.*                                       85,709,300
    3,487,250       Oracle Corp.*                                          66,257,750
                                                                       --------------
                                                                       $  209,349,350
                                                                       --------------
                    ELECTRONICS (SEMICONDUCTORS) - 4.4%
    1,065,400       Intel Corp.                                        $   31,162,950
      323,800       Linear Technology Corp.                                14,318,436
      107,000       Maxim Integrated Products*                              4,730,470
      751,700       Texas Instruments, Inc.                                23,678,550
                                                                       --------------
                                                                       $   73,890,406
                                                                       --------------
                    TOTAL TECHNOLOGY                                   $  435,070,726
                                                                       --------------

                    UTILITIES - 1.9%
                    POWER PRODUCERS (INDEPENDENT) - 1.9%
      822,100       Calpine Corp.*                                     $   31,076,460
                                                                       --------------
                    TOTAL UTILITIES                                    $   31,076,460
                                                                       --------------
                    TOTAL COMMON STOCKS
                    (Cost $1,552,703,612)                              $1,514,076,862
                                                                       --------------

The accompanying notes are an integral part of these financial statements.

SHARES                                                                          VALUE
                    EXCHANGE TRADED FUND - 2.4%
      860,000       Nasdaq-100 Index Tracking Stock                    $   39,302,000
                                                                       --------------

                    TOTAL EXCHANGE TRADED FUND
                    (Cost $39,104,974)                                 $   39,302,000
                                                                       ==============

PRINCIPAL
AMOUNT
                    TEMPORARY CASH INVESTMENTS - 6.8%
                    INDEX FUND

                    COMMERCIAL PAPER - 6.8%
$  44,917,000       Citicorp, 3.76%, 7/2/01                            $   44,917,000
   32,071,000       Home Financing Corp, 4.12%, 7/2/01                     32,071,000
   36,859,000       Prudential Securities, 3.83%, 7/3/01                   36,859,000
                                                                       --------------
                    TOTAL TEMPORARY CASH INVESTMENTS
                    (Cost $113,847,000)                                $  113,847,000
                                                                       --------------
                    TOTAL INVESTMENT IN SECURITIES AND
                    TEMPORARY CASH INVESTMENTS
                    (Cost $1,705,655,586)(a)(b)                        $1,667,225,862
                                                                       --------------

*    Non-income producing security.

(a) At June 30, 2001, the net unrealized loss on investments based on cost for federal income tax purposes of $1,718,279,626 was as follows:

     Aggregrate gross unrealized gain for all investments in which
       there is an excess of value over tax cost                         $ 94,834,642

     Aggregate gross unrealized loss for all investments in which
       there is an excess of tax cost over value                         (145,888,406)
                                                                       ---------------

     Net unrealized loss                                                $ (51,053,764)
                                                                       ===============

(b) At December 31, 2000, the Fund had a net capital loss carry forward of $3,895,119 which will expire in 2008 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2001 aggregated $1,069,702,241 and $1,155,533,444, respectively.

++ A portion of this investment has been pledged to cover margin requirements for futures contracts outstanding at June 30, 2001.

The accompanying notes are an integral part of these financial statements.

BALANCE SHEET 6/30/01 (UNAUDITED)

ASSETS:
  Investments in securities, at value (including temporary cash
     investments of $113,847,000) (cost $1,705,655,586)               $  1,667,225,862
  Cash                                                                           3,398
  Receivables -
     Fund shares sold                                                          966,996
     Dividends and interest                                                    745,868
     Variation margin                                                          137,475
  Other                                                                        289,455
                                                                      ----------------
       Total assets                                                   $  1,669,369,054
                                                                      ----------------

LIABILITIES:
  Payables -
     Investment securities purchased                                  $     56,894,254
     Fund shares repurchased                                                 2,197,503
  Due to affiliates                                                          2,490,403
  Accrued expenses                                                             344,047
                                                                      ----------------
       Total liabilities                                              $     61,926,207
                                                                      ----------------

NET ASSETS:
  Paid-in capital                                                     $  1,741,647,022
  Accumulated net investment loss                                           (6,101,452)
  Accumulated net realized loss on investments and futures contracts       (89,233,812)
  Net unrealized loss on investments                                       (38,429,724)
  Net unrealized loss on futures contracts                                    (439,187)
                                                                      ----------------
       Total net assets                                               $  1,607,442,847
                                                                      ================

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $1,009,435,287/64,533,996 shares)                 $          15.64
                                                                      ================
  Class B (based on $490,157,732/33,199,959 shares)                   $          14.76
                                                                      ================
  Class C (based on $101,207,350/6,805,846 shares)                    $          14.87
                                                                      ================
  Class Y (based on $6,642,478/412,831 shares)                        $          16.09
                                                                      ================

MAXIMUM OFFERING PRICE:
  Class A                                                             $          16.59
                                                                      ================

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED 6/30/01

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $1,084) $   4,556,719
   Interest                                                2,172,075
                                                       -------------
         Total investment income                                      $     6,728,794
                                                                      ---------------

EXPENSES:
   Management fees                                     $   5,573,530
   Performance adjustment                                   (814,491)
   Transfer agent fees
      Class A                                              1,905,954
      Class B                                              1,120,629
      Class C                                                212,730
   Distribution fees
      Class A                                              1,332,979
      Class B                                              2,609,228
      Class C                                                548,815
   Adminstrative fees                                        259,748
   Custodian fees                                             63,273
   Professional fees                                          30,172
   Printing                                                  117,650
   Fees and expenses of nonaffiliated trustees                19,676
   Miscellaneous                                              21,233
                                                       -------------
      Total expenses                                                  $    13,001,126
      Less fees paid indirectly                                              (170,880)
                                                                      ---------------
      Net expenses                                                    $    12,830,246
                                                                      ---------------
         Net investment loss                                          $    (6,101,452)
                                                                      ---------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FUTURES CONTRACTS:
   Net realized loss on:
      Investments                                       $(61,001,454)
      Futures contracts                                   (7,926,590) $   (68,928,044)
                                                       -------------  ---------------
   Change in net unrealized gain (loss) from:
      Investments                                       $(98,436,657)
      Futures contracts                                      311,635  $   (98,125,022)
                                                       -------------  ---------------
      Net loss on investments and futures contracts                   $  (167,053,066)
                                                                      ---------------
      Net decrease in net assets resulting from operations            $  (173,154,518)
                                                                      ===============

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE SIX MONTHS ENDED 6/30/01 AND YEAR ENDED 12/31/00

                                                              SIX MONTHS
                                                                 ENDED
                                                                6/30/01           YEAR ENDED
FROM OPERATIONS:                                              (UNAUDITED)          12/31/00
  Net investment loss                                      $     (6,101,452)   $    (22,168,479)
  Net realized loss on investments and futures contracts        (68,928,044)        (17,600,838)
  Change in net unrealized loss on investments and
   futures contracts                                            (98,125,022)       (207,029,739)
                                                           ----------------    ----------------
    Net decrease in net assets resulting
     from operations                                       $   (173,154,518)   $   (246,799,056)
                                                           ----------------    ----------------
DISTRIBUTIONS TO SHAREOWNERS:
  Net realized gain:
   Class A ($0 and $1.05 per share, respectively)          $              -    $    (70,038,224)
   Class B ($0 and $1.05 per share, respectively)                         -         (36,517,988)
   Class C ($0 and $1.05 per share, respectively)                         -          (8,031,045)
   Class Y ($0 and $1.05 per share, respectively)                         -            (323,661)
                                                           ----------------    ----------------
    Total distributions to shareowners                     $              -    $   (114,910,918)
                                                           ----------------    ----------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                         $    122,444,454    $    575,928,238
  Reinvestment of distributions                                           -         101,425,243
  Cost of shares repurchased                                   (261,946,153)     (1,618,140,127)
                                                           ----------------    ----------------
   Net decrease in net assets resulting from
    fund share transactions                                $   (139,501,699)   $   (940,786,646)
                                                           ----------------    ----------------
   Net decrease in net assets                              $   (312,656,217)   $ (1,302,496,620)

NET ASSETS:
  Beginning of period                                         1,920,099,064       3,222,595,684
                                                           ----------------    ----------------
  End of period (including accumulated net investment
   loss of $6,101,452 and $0, respectively)                $  1,607,442,847    $  1,920,099,064
                                                           ================    ================

                                 '01 SHARES      '01 AMOUNT
CLASS A                          (UNAUDITED)     (UNAUDITED)       '00 SHARES      '00 AMOUNT
Shares sold                       4,680,548     $  75,758,674      17,903,291     $ 349,240,400
Reinvestment of distributions             -                 -       3,634,316        64,327,008
Less shares repurchased          (9,686,429)     (156,996,834)    (47,973,550)     (937,070,957)
                                 ----------     -------------     -----------     -------------
   Net decrease                  (5,005,881)    $ (81,238,160)    (26,435,943)    $(523,503,549)
                                 ==========     =============     ===========     =============
CLASS B
Shares sold                       2,312,233     $  35,269,616       7,285,272     $ 135,233,636
Reinvestment of distributions             -                 -       1,825,359        30,648,429
Less shares repurchased          (5,330,416)      (81,308,474)    (24,256,580)     (450,254,149)
                                 ----------     -------------     -----------     -------------
   Net decrease                  (3,018,183)    $ (46,038,858)    (15,145,949)    $(284,372,084)
                                 ==========     =============     ===========     =============
CLASS C
Shares sold                         597,739     $   9,190,045       4,629,762     $  87,552,857
Reinvestment of distributions             -                 -         362,706         6,129,849
Less shares repurchased          (1,481,866)      (22,666,195)    (12,173,470)     (227,033,289)
                                 ----------     -------------     -----------     -------------
   Net decrease                    (884,127)    $ (13,476,150)     (7,181,002)    $(133,350,583)
                                 ==========     =============     ===========     =============
CLASS Y
Shares sold                         137,059     $   2,226,119         195,067     $   3,901,345
Reinvestment of distributions             -                 -          17,629           319,957
Less shares repurchased             (58,906)         (974,650)       (193,675)       (3,781,732)
                                 ----------     -------------     -----------     -------------
   Net increase                      78,153     $   1,251,469          19,021     $     439,570
                                 ==========     =============     ===========     =============

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS 6/30/01

                                                    SIX MONTHS
                                                       ENDED
                                                      6/30/01       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED  YEAR ENDED
CLASS A                                             (UNAUDITED)      12/31/00      12/31/99      12/31/98      12/31/97    12/31/96
Net asset value, beginning of period                $    17.21      $    20.16    $    20.34    $    16.35    $  11.71    $  10.12
                                                    ----------      ----------    ----------    ----------    --------    --------
Increase (decrease) from investment operations:
   Net investment loss                              $    (0.03)     $    (0.09)   $    (0.09)   $    (0.03)   $  (0.03)   $  (0.01)
   Net realized and unrealized gain (loss)
     on investments and futures contracts                (1.54)          (1.81)         1.59          5.40        5.16        2.67
                                                    ----------      ----------    ----------    ----------    --------    --------
     Net increase (decrease) from investment
       operations                                   $    (1.57)     $    (1.90)   $     1.50    $     5.37    $   5.13    $   2.66
Distributions to shareowners:
   Net realized gain                                        --           (1.05)        (1.68)        (1.38)      (0.49)      (1.07)
                                                    ----------      ----------    ----------    ----------    --------    --------
Net increase (decrease) in net asset value          $    (1.57)     $    (2.95)   $    (0.18)   $     3.99    $   4.64    $   1.59
                                                    ----------      ----------    ----------    ----------    --------    --------
Net asset value, end of period                      $    15.64      $    17.21    $    20.16    $    20.34    $  16.35    $  11.71
                                                    ==========      ==========    ==========    ==========    ========    ========
Total return*                                            (9.12)%         (9.57)%        7.40%        33.54%      43.78%      26.95%
Ratio of net expenses to average net assets+              1.23%**         1.22%         1.02%         0.95%       0.99%       1.15%
Ratio of net investment loss to average net assets+      (0.44)%**       (0.60)%       (0.41)%       (0.18)%     (0.25)%     (0.08)%
Portfolio turnover rate                                    131%**           58%           48%           30%         28%         96%
Net assets, end of period (in thousands)            $1,009,435      $1,197,025    $1,935,072    $1,408,252    $567,126    $277,598
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                           1.21%**         1.19%         1.00%         0.93%       0.97%       1.13%
   Net investment loss                                   (0.42)%**       (0.57)%       (0.39)%       (0.16)%     (0.23)%     (0.60)%

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

 +   Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                      SIX MONTHS
                                                         ENDED
                                                        6/30/01      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
CLASS B                                               (UNAUDITED)     12/31/00     12/31/99     12/31/98    12/31/97(a)   12/31/96
Net asset value, beginning of period                  $  16.31       $  19.31     $  19.70     $  16.00     $  11.55     $ 10.07
                                                      --------       --------     --------     --------     --------     -------
Increase (decrease) from investment
   operations:
   Net investment loss                                $  (0.10)      $  (0.35)    $  (0.19)    $  (0.07)    $  (0.15)    $ (0.05)
   Net realized and unrealized gain (loss)
     on investments and futures contracts                (1.45)         (1.60)        1.48         5.15         5.09        2.60
                                                      --------       --------     --------     --------     --------     -------
     Net increase (decrease) from investment
       operations                                     $  (1.55)      $  (1.95)    $   1.29     $   5.08     $   4.94     $  2.55
Distributions to shareowners:
   Net realized gain                                       --           (1.05)       (1.68)       (1.38)       (0.49)      (1.07)
                                                      --------       --------     --------     --------     --------     -------
Net increase (decrease) in net asset value            $  (1.55)      $  (3.00)    $  (0.39)    $   3.70     $   4.45     $  1.48
                                                      --------       --------     --------     --------     --------     -------
Net asset value, end of period                        $  14.76       $  16.31     $  19.31     $  19.70     $  16.00     $ 11.55
                                                      ========       ========     ========     ========     ========     =======
Total return*                                            (9.50)%       (10.25)%       6.57%       32.46%       42.75%      25.97%
Ratio of net expenses to average net assets+              2.05%**        2.04%        1.82%        1.74%        1.76%       1.86%
Ratio of net investment loss to average net assets+      (1.26)%**      (1.42)%      (1.21)%      (0.95)%      (1.01)%     (0.83)%
Portfolio turnover rate                                    131%**          58%          48%          30%          28%         96%
Net assets, end of period (in thousands)              $490,158       $590,879     $991,818     $669,496     $163,955     $31,286
Ratios assuming reduction for fees paid indirectly:
  Net expenses                                            2.03%**        2.03%        1.80%        1.71%        1.72%       1.84%
  Net investment loss                                    (1.24)%**      (1.41)%      (1.19)%      (0.92)%      (0.97)%     (0.81)%

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

 +   Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                      SIX MONTHS
                                                         ENDED
                                                        6/30/01      YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    1/31/96 TO
CLASS C                                               (UNAUDITED)     12/31/00     12/31/99     12/31/98     12/31/97(a)   12/31/96
Net asset value, beginning of period                  $  16.42       $  19.45     $  19.82     $  16.08     $ 11.55       $10.10
                                                      --------       --------     --------     --------     -------       ------
Increase (decrease) from investment
   operations:
   Net investment loss                                $  (0.10)      $  (0.45)    $  (0.18)    $  (0.08)    $ (0.14)      $(0.05)
   Net realized and unrealized gain (loss)
     on investments and futures contracts                (1.45)         (1.53)        1.49         5.20        5.16         2.57
                                                      --------       --------     --------     --------     -------       ------
     Net increase (decrease) from investment
       operations                                     $  (1.55)      $  (1.98)    $   1.31     $   5.12     $  5.02       $ 2.52
Distributions to shareowners:
   Net realized gain                                       --           (1.05)       (1.68)       (1.38)      (0.49)       (1.07)
                                                      --------       --------     --------     --------     -------       ------
Net increase (decrease) in net asset value            $  (1.55)      $  (3.03)    $  (0.37)    $   3.74     $  4.53       $ 1.45
                                                      --------       --------     --------     --------     -------       ------
Net asset value, end of period                        $  14.87       $  16.42     $  19.45     $  19.82     $ 16.08       $11.55
                                                      ========       ========     ========     ========     =======       ======
Total return*                                            (9.44)%       (10.33)%       6.63%       32.55%      43.44%       25.61%
Ratio of net expenses to average net assets+              2.01%**        2.12%        1.77%        1.71%       1.69%        1.89%**
Ratio of net investment loss to average net assets+      (1.22)%**      (1.51)%      (1.16)%      (0.92)%     (0.93)%      (1.01)%**
Portfolio turnover rate                                    131%**          58%          48%          30%         28%          96%
Net assets, end of period (in thousands)              $101,207       $126,287     $289,275     $184,909     $34,300       $1,354
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                           1.99%**        2.10%        1.74%        1.67%       1.63%        1.87%**
   Net investment loss                                   (1.20)%**      (1.49)%      (1.13)%      (0.88)%     (0.87)%      (0.99)%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

 +   Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                                                                                 SIX MONTHS
                                                                                    ENDED
                                                                                   6/30/01    YEAR ENDED  YEAR ENDED   4/30/98 TO
CLASS Y                                                                          (UNAUDITED)   12/31/00   12/31/99(a)   12/31/98
Net asset value, beginning of period                                               $17.65       $20.37      $20.41      $19.73
                                                                                   ------       ------      ------      ------
Increase (decrease) from investment operations:
    Net investment income (loss)                                                   $ 0.01       $(0.02)     $ 0.01      $ 0.03
    Net realized and unrealized gain (loss) on investments and futures contracts    (1.57)       (1.65)       1.63        2.03
                                                                                   ------       ------      ------      ------
      Net increase (decrease) from investment operations                           $(1.56)      $(1.67)     $ 1.64      $ 2.06
Distributions to shareowners:
   Net realized gain                                                                   --        (1.05)      (1.68)      (1.38)
                                                                                   ------       ------      ------      ------
Net increase (decrease) in net asset value                                         $(1.56)      $(2.72)     $(0.04)     $ 0.68
                                                                                   ------       ------      ------      ------
Net asset value, end of period                                                     $16.09       $17.65      $20.37      $20.41
                                                                                   ======       ======      ======      ======
Total return*                                                                       (8.84)%      (8.34)%      8.08%      11.02%
Ratio of net expenses to average net assets+                                         0.63%**      0.66%       0.61%       0.51%**
Ratio of net investment income (loss) to average net assets+                         0.16%**     (0.04)%      0.02%       0.29%**
Portfolio turnover rate                                                               131%**        58%         48%         30%
Net assets, end of period (in thousands)                                           $6,642       $5,908      $6,431      $5,287
Ratios assuming reduction for fees paid indirectly:
   Net expenses                                                                      0.61%**      0.65%       0.58%       0.51%**
   Net investment income (loss)                                                      0.18%**     (0.03)%      0.05%       0.29%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.

**   Annualized.

 +   Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS 6/30/01 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


Pioneer Growth Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek appreciation of capital.

The Fund offers four classes of shares - Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareowners have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States, that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. SECURITY VALUATION

   Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. FUTURES CONTRACTS

   The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market and counterparty risks which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

   At June 30, 2001, open futures contracts were as follows:

             NUMBER OF                                        UNREALIZED
             CONTRACTS      SETTLEMENT       MARKET              GAIN
TYPE           LONG           MONTH          VALUE              (LOSS)
S&P 500        117            09/01       $36,027,225         $(439,187)

C. FEDERAL INCOME TAXES

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

D. FUND SHARES

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano) earned $149,687 in underwriting commissions on the sale of Fund shares during the six months ended June 30, 2001.

E. CLASS ALLOCATIONS

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note
   3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2. MANAGEMENT AGREEMENT

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a majority owned indirect subsidiary of Unicredito Italiano. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million; and 0.625% of the excess over $1 billion. Effective October 1, 2000, the basic fee is subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Russell 1000 Index. The performance period for the comparison is being phased in over time in monthly increments through September 30, 2002, when it will be made for a full rolling 36-month period. For the six months ended June 30, 2001, the aggregate performance adjustment resulted in a decrease to the basic fee of $814,491. The management fee was equivalent to .55% of the average daily net assets for the period.

In addition, under the management and administrative agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At June 30, 2001, $671,081 was payable to PIM related to management fees, administrative fees and certain other services.

3. TRANSFER AGENT

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $1,087,384 in transfer agent fees payable to PIMSS at June 30, 2001.

4. DISTRIBUTION PLANS

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan and Class C Plan, respectively) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $731,938 in distribution fees payable to PFD at June 30, 2001.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2001, CDSCs in the amount of $886,928 were paid to PFD.

5. EXPENSE OFFSETS

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2001, the Fund's expenses were reduced by $170,880 under such arrangements.

6. LINE OF CREDIT FACILITY

The Fund, along with certain others in the Pioneer Family of Funds (the Funds), collectively participates in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 2001, the Fund had no borrowings under this agreement.

TRUSTEES, OFFICERS AND SERVICE PROVIDERS


TRUSTEES
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop


OFFICERS
John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer


INVESTMENT ADVISER
Pioneer Investment Management, Inc.


CUSTODIAN
Brown Brothers Harriman & Co.


PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.


LEGAL COUNSEL
Hale and Dorr LLP


SHAREOWNER SERVICES AND TRANSFER AGENT
Pioneer Investment Management Shareholder Services, Inc.

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

GROWTH FUNDS

UNITED STATES
Pioneer Growth Shares
Pioneer Micro-Cap Fund
Pioneer Mid-Cap Fund
Pioneer Mid-Cap Value Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund

INTERNATIONAL/GLOBAL
Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Europe Select Fund
Pioneer Indo-Asia Fund**
Pioneer International Value Fund
(formerly Pioneer International Growth Fund)+
Pioneer International Equity Fund (formerly Pioneer World Equity Fund)+


SECTOR FUNDS

Pioneer Global Financials Fund
Pioneer Global Health Care Fund
Pioneer Global Telecoms Fund
Pioneer Real Estate Shares
Pioneer Science & Technology Fund


GROWTH AND INCOME FUNDS

Pioneer Fund
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Value Fund (formerly Pioneer II)


INCOME FUNDS

TAXABLE
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer High Yield Fund
Pioneer Limited Maturity Bond Fund**
Pioneer Strategic Income Fund

TAX-FREE
Pioneer Tax-Free Income Fund


MONEY MARKET FUND

Pioneer Cash Reserves Fund*



 * An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.

** Closed to new investors effective June 29, 2001.

+  Effective July 30, 2001

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FACTFONE(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

SIX-MONTH REINSTATEMENT PRIVILEGE (FOR CLASS A AND CLASS B SHARES)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within six months from your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's investment minimum requirement. Reinstated accounts may only purchase Class A fund shares.

INVESTOMATIC PLAN

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

PAYROLL INVESTMENT PROGRAM (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

AUTOMATIC EXCHANGE PROGRAM

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

DIRECTED DIVIDENDS

Lets you invest cash DIVIDENDS from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

DIRECT DEPOSIT

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

SYSTEMATIC WITHDRAWAL PLAN (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


CALL US FOR:

ACCOUNT INFORMATION, including existing accounts, new accounts,
prospectuses, applications and service forms                      1-800-225-6292

FACTFONE(SM) for automated fund yields, prices, account
information and transactions                                      1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997


WRITE TO US:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

VISIT OUR WEB SITE:                                        www.pioneerfunds.com

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.



[PIONEER LOGO]

PIONEER INVESTMENT MANAGEMENT, INC.                                10294-00-0801
60 STATE STREET                              (C) PIONEER FUNDS DISTRIBUTOR, INC.
BOSTON, MASSACHUSETTS 02109                  UNDERWRITER OF PIONEER MUTUAL FUNDS
www.pioneerfunds.com                         [GRAPHIC] PRINTED ON RECYCLED PAPER